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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                     Computer Associates International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

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                             EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on August 2, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

                            TABLE OF CONTENTS:

ITEM 1 - Shareholder Letter, dated August 1, 2001, and Important Notice to Shareholders

ITEM 2 - Press Release containing Shareholder Letter


ITEM 1:

THE FOLLOWING LETTER AND NOTICE WERE SENT TO CA SHAREHOLDERS ON AUGUST 2,
2001:


[LOGO OF COMPUTER ASSOCIATES]

                                                              August 1, 2001

Dear Computer Associates Shareholder:

Enclosed is a WHITE PROXY CARD. If you have not already signed the previous WHITE card we mailed to you, we urge you to PLEASE SIGN AND RETURN THIS CARD in the enclosed postage-paid envelope. WE URGE YOU TO VOTE. If you do not return your SIGNED AND DATED WHITE PROXY CARD, your vote will NOT be counted for CA's board--and you will not be supporting CA management.

           WE BELIEVE WYLY'S PLAN TO BREAK UP CA WOULD HURT CUSTOMERS
                         AND DESTROY SHAREHOLDER VALUE

Texas financier Sam Wyly has launched a campaign to get elected as chairman of your company and to replace CA's board with himself and nine of his associates. If elected, they would break CA up into four separate business units with four separate CEOs and management teams--a move that we believe would fundamentally undermine the value of CA.

OUR CUSTOMERS ARE TELLING US THEY DON'T WANT CA TO BE BROKEN UP. In fact, two-thirds of our customers view CA as a one-stop provider of a wide range of software solutions for their diverse business needs.

We think Wyly's plan is misguided and would hurt CA's customers, shareholders and employees. In our view, it would also increase expenses and create wasteful administrative duplication. That is why it is so important that you cast your vote in support of CA's current management and board.

              CA'S CURRENT MANAGEMENT AND BOARD DELIVER VALUE FOR
                     SHAREHOLDERS, CUSTOMERS AND EMPLOYEES

CA's management team has a strong track record for increasing value for the company's key constituents:

- CA'S EXISTING MANAGEMENT TEAM HAS GROWN CA INTO THE FOURTH-LARGEST SOFTWARE FIRM IN THE WORLD with a market capitalization of over $18 billion.

- Over the last year, CA's stock price has outperformed Apple, Cisco, Compaq, Dell, EMC, Hewlett-Packard, IBM, Intel and Microsoft, AND OUR STOCK PRICE IS UP OVER 75% YEAR-TO-DATE.*

- Since CA's IPO on December 11, 1981, CA's stock price has outperformed Apple, Hewlett-Packard, IBM and Intel.**

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- In the last three years alone, CA has generated over $4.0 billion in cash from operations while returning over $1.5 billion to shareholders in the form of dividends and share repurchases.

- From fiscal year 1982 through fiscal year 2001, CA's revenues grew at a 30% compound annual growth rate.

- COMPUTERWORLD HAS NAMED CA ONE OF THE "BEST PLACES TO WORK" FOR IT PROFESSIONALS FOR SIX CONSECUTIVE YEARS.

- BUSINESS ETHICS MAGAZINE recently ranked CA tops in diversity practices among "100 Best Corporate Citizens."

- Fortune magazine ranks CA third among most admired Computer Software companies.

                STOP SAM WYLY AND PROTECT YOUR INVESTMENT IN CA
                  PLEASE SIGN AND RETURN THE WHITE CARD TODAY

YOUR VOTE IS IMPORTANT! Enclosed you will find a WHITE PROXY CARD with which to vote. Only the WHITE PROXY CARD allows you to vote for the current Board of Directors. If you don't vote, you will not be supporting CA management.

We urge you to ignore and throw away any Green proxy cards that may be sent to you by Wyly or Ranger Governance. The prompt return of your signed and dated WHITE PROXY CARD will ensure that your vote is counted in favor of CA's board.

                              Very truly yours,

/s/ Charles B. Wang                   /s/ Sanjay Kumar
-------------------                   ----------------
CHARLES B. WANG                       SANJAY KUMAR
CHAIRMAN                              PRESIDENT & CHIEF EXECUTIVE OFFICER


------------------------

* BASED ON STOCK PRICE APPRECIATION FROM 7/27/00 - 7/27/01: CA (38%), APPLE (-64%), CISCO (-72%),COMPAQ (-51%), DELL (-40%), EMC (-76%), HEWLETT-PACKARD
    (-54%), IBM (-5%), INTEL (-57%), MICROSOFT (-6%). BETWEEN 12/29/00 AND
    7/27/01, CA'S STOCK PRICE ROSE 78%. FIGURES FROM FACTSET.

** BASED ON STOCK PRICE APPRECIATION FROM 12/11/81 - 7/27/01: CA (13,674%), APPLE (304%), HEWLETT- PACKARD (1,104%), IBM (670%), INTEL (11,010%).
    FIGURES FROM FACTSET.

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    HERE'S WHAT SOME CUSTOMERS AND INDUSTRY EXPERTS ARE SAYING ABOUT CA AND
WYLY'S PLAN TO BREAK UP CA INTO FOUR SEPARATE BUSINESS UNITS:*

    "I LIKE THE WAY CA IS ORGANIZED TODAY, AND AS A CUSTOMER I DON'T SEE THE VALUE IN BREAKING THE COMPANY UP INTO FOUR PIECES."

              KEVIN TURNER, CIO, WAL-MART, JULY 18, 2001

    "IT'S BETTER FROM THE POINT OF VIEW OF A CUSTOMER FOR [CA] TO REMAIN ONE COMPANY."

              ARIEH BERGER, MANAGER OF OPERATIONS/ COMMUNICATIONS SYSTEMS, EL AL ISRAEL AIRLINES LTD., JULY 16, 2001

    "THIS IS NOT A COUNTRY YOU ARE SEPARATING. IT'S JUST NOT THAT EASY. THE WHOLE TAKEOVER THING IS VERY FLAWED IF YOU ASK ME."

              NITEN VED PRESIDENT, NETCOM SYSTEMS, JULY 3, 2001

    "I THINK IT'S A LOUSY IDEA. I JUST THINK IT'S NONSENSE. HOW IN THE WORLD WOULD THEY BE ABLE TO ALLOCATE RESOURCES? HOW WOULD THEY COORDINATE? SOMEONE IS GOING TO HAVE TO DECIDE WHICH MARKETS TO GO AFTER, AND TO THE EXTENT ONE DIVISION CONFLICTS WITH ANOTHER, HOW ARE THEY GOING TO HANDLE THAT? I JUST CANNOT IMAGINE HOW IT WOULD BE MANAGED. I'M A GREAT BELIEVER IN PARTICIPATIVE MANAGEMENT, BUT A BUSINESS IS NOT A DEMOCRACY--IT'S A MONARCHY, AND SOMEBODY HAS TO FINALLY MAKE A DECISION."

              JOHN O. WHITNEY, MANAGEMENT PROFESSOR,
              COLUMBIA UNIVERSITY BUSINESS SCHOOL, JULY 16, 2001

    "[WYLY'S PLAN] STRIKES ME AS BEING RATHER A CLUMSY ARRANGEMENT AND PERHAPS WOULD SACRIFICE SOME OF THE SYNERGIES BETWEEN DIVISIONS IN A BUSINESS."

              S. THOMAS EMERSON, DIRECTOR, DONALD H. JONES CENTER FOR ENTREPRENEURSHIP AT CARNEGIE MELLON UNIVERSITY, JULY 16, 2001

    "IT'S KIND OF A RADICAL, CRAZY IDEA. TO ME IT SOUNDS LIKE AN IDEA THAT IS BEING FLOATED MORE TO GET ATTENTION AND TO MAKE A RADICAL STATEMENT THAN AS A PRACTICAL IDEA."

              JAY LORSCH, PROFESSOR, HARVARD UNIVERSITY BUSINESS SCHOOL, JULY 16, 2001

    "THE PROPOSED PLAN SHOWS [WYLY] HAS A PROFOUND LACK OF KNOWLEDGE ABOUT WHAT THE COMPANY HAS TO OFFER ITS USERS. CA HAS BEEN IMPROVING, IMPROVING, IMPROVING."

              VALERIE O'CONNELL, ANALYST, ABERDEEN GROUP, JULY 9, 2001

---------------------

* THESE QUOTATIONS REFLECT THE OPINIONS AND POINTS OF VIEW OF THOSE QUOTED, AND ARE NOT NECESSARILY STATEMENTS OF FACT. TO THE EXTENT THAT INDIVIDUAL CUSTOMERS, INDEPENDENT INDUSTRY RESEARCHERS, OR OTHER EXPERTS ARE QUOTED IN THESE PROXY MATERIALS, IT IS THE COMPANY'S POLICY TO USE REASONABLE EFFORTS TO VERIFY THE SOURCE AND ACCURACY OF THE QUOTE. THE COMPANY HAS NOT, HOWEVER, SOUGHT OR OBTAINED THE CONSENT OF THE QUOTED SOURCE TO THE USE OF SUCH QUOTE AS PROXY SOLICITING MATERIAL.
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        IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING YOUR WHITE
    PROXY CARD OR NEED ADDITIONAL COPIES OF THE PROXY STATEMENT OR RELATED MATERIALS, PLEASE CALL OUR PROXY SOLICITORS TOLL FREE AT:

                    MacKenzie Partners, Inc.:  800-322-2885

                      D.F. King & Co., Inc.:  800-431-9642


                                   ###


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[GRAPHIC OMITTED]                                              [GRAPHIC OMITTED]
NO INTERNET OR                                                      NO TELEPHONE
PROXYEDGE VOTING                                                          VOTING


                                IMPORTANT NOTICE
                  RE: COMPUTER ASSOCIATES INTERNATIONAL, INC.
                              2001 ANNUAL MEETING
                               PLEASE VOTE TODAY

Dear Computer Associates Shareholder:

Our annual meeting is fast approaching and, whether or not you plan to attend the meeting in person, we urge you to mail the enclosed WHITE proxy card AS SOON AS POSSIBLE.

YOUR WHITE PROXY CARD SHOULD BE MAILED PROMPTLY
-----------------------------------------------

    - BECAUSE OF THE CONTESTED NATURE OF THIS YEAR'S ANNUAL MEETING, THERE IS:

           NO TELEPHONE VOTING
           --

           NO INTERNET VOTING
           --

           NO PROXYEDGE VOTING
           --

    - IN ORDER TO BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING, IT IS RECOMMENDED THAT YOU VOTE PROMPTLY.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE TAKE A MOMENT TO SIGN, DATE AND MAIL THE ENCLOSED PROXY. Remember, if you have already voted and wish to change your vote, you have every legal right to do so by returning the enclosed WHITE proxy card. Only your latest dated proxy will count in the final tally at the Annual Meeting. If you have any questions or need assistance, please call:
MacKenzie Partners, Inc., at 800-322-2885 or D.F. King & Company at 800-431-9642. Thank you for your prompt attention to this matter.

Sincerely,

Computer Associates International, Inc.

                                  ###

ITEM 2:

THE FOLLOWING PRESS RELEASE WAS ISSUED OVER PR NEWSWIRE ON AUGUST 2, 2001:

                COMPUTER ASSOCIATES SENDS LETTER TO SHAREHOLDERS

ISLANDIA, N.Y., August 2, 2001 - Computer Associates International, Inc. (NYSE:
CA) announced that it sent the following letter to shareholders yesterday:


                    [Shareholder Letter under Item 1 above]

ABOUT COMPUTER ASSOCIATES

Computer Associates International, Inc. (NYSE: CA) delivers The Software That Manages eBusiness. CA's world-class solutions address all aspects of eBusiness process management, information management, and infrastructure management in six focus areas: enterprise management, security, storage, eBusiness transformation and integration, portal and knowledge management, and predictive analysis and visualization. Founded in 1976, CA serves organizations in more than 100 countries, including 99 percent of the Fortune 500 companies. For more information, please visit http://ca.com.

                                      # # #


(C)2001 Computer Associates International, Inc. One Computer Associates Plaza, Islandia, N.Y. 11749. All trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.